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CMA OHIO
MUNICIPAL MONEY FUND

Annual Report



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March 31, 1997

[MERRILL LYNCH LOGO]



Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                              #16058 -- 3/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:

For the year ended March 31, 1997, CMA Ohio Municipal Money Fund paid shareholders a net annualized yield of 2.99%*. As of March 31, 1997, the Fund's 7-day yield was 2.92%.

Economic Environment and Investment Strategy
During the six-month period ended March 31, 1997, the state of Ohio began to experience an easing of economic activity from the fast pace experienced in the previous periods. Although the economy is still growing, a decline in the state's manufacturing sector resulted from a shrinkage in company operations in Ohio. An increase in company expenditures on capital improvements, combined with the desire to shift to non-unionized production facilities elsewhere, contributed to this decline. Nevertheless, growing personal income and high consumer confidence levels continue to support Ohio's housing sector, and growing economic diversification away from manufacturing contributed to steady economic growth. As of February 28, 1997, the latest month that data was available, Ohio's seasonally adjusted unemployment rate grew to 5.4%, compared to the national average of 5.3%, from 4.9% in September 1996.

The rewards of solid economic growth continue to translate into positive revenue streams for the state. For the nine months ended March 31, 1997, Ohio tax collections of $12.6 billion remained approximately 1% above budget estimates and at the same time 7.6% above the comparable period last year. These positive revenue streams allowed Governor Voinovich to spread the good economic fortune to a number of initiatives throughout the state. Concentrating on education, one such proposal is to increase state assistance for school building repair by $300 million while allocating $30 million of additional lottery funds to provide computers for all public schools. However, a recent ruling by the State Supreme Court found current school funding unconstitutional based on unequalized funding. This ruling could present new funding demands on the state and may require tax increases in the next fiscal year. The state continues to avoid borrowing in the short-term municipal market to finance daily operations, while the various local municipalities maintained moderate borrowings levels of $523 million for the six-month period ended March 31, 1997.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

CMA Ohio Municipal Money Fund began the six-month period ended March 31, 1997 employing an aggressive approach to the market with an average portfolio maturity in the 75-day range. As fears of an imminent interest rate increase by the Federal Reserve Board subsided and investors began anticipating an economic slowdown, the Treasury bill market and short-term municipal note market rallied approximately 25 basis points -- 50 basis points (0.25% -- 0.50%). The Fund benefited as other investors began increasing their average portfolio maturities utilizing lower-yielding municipal notes. As yields continued to decline, the Fund began employing a more neutral approach to the market allowing the average portfolio maturity to decline to the 60-day range entering December 1996. This strategy allowed us to invest in variable rate demand notes (VRDNs) and take advantage of the year-end increase in VRDN rates without having to pursue overpriced short-term municipal notes in Ohio.

In late December 1996, we generally would have extended the Fund's average life by reducing the VRDN exposure as seasonal supply imbalances in the first quarter would cause VRDN yields to remain low. However, as evidence of low employment statistics, high wage statistics, high consumer confidence, high personal income and an improving housing market continued to mount, the notion that the Federal Reserve Board would begin to pursue a monetary policy tightening began to influence our portfolio strategy. We began employing a more defensive approach to the market allowing the average portfolio maturity to decline to the 45-day range. We utilized primarily VRDNs to meet new subscriptions into the Fund and continued to avoid aggressively priced longer-dated Ohio municipal notes. This strategy benefited the Fund because the anticipated supply imbalances were not as pronounced as in previous years, allowing VRDN yields to remain at attractive levels.

On March 25, 1997, because of concerns about a growing economy and a tight labor market, the Federal Reserve Board made a preemptive move against inflation by raising the Federal Funds rate by 25 basis points to 5.50%. This increase in interest rates, which many believe is the first in a series of interest rate hikes, has already forced yields on Treasury bills and municipal notes higher by 25 basis points - 50 basis points.

Overall, the Fund performed well during the fiscal year ended March 31, 1997 as we took advantage of periods of weakness in yields created by market uncertainties, and extended the average portfolio maturity and locked in attractive yields when the market reversed itself. At the same time, we avoided being too aggressive in the Fund's purchases of Ohio municipal notes, allowing the average life to decline which we believe will position the Fund well for the upcoming months.

Looking ahead, we expect to continue to pursue a defensive strategy for the Fund. This strategy is warranted as we prepare for a period of technical weakness in the short-term municipal market created by tax-related redemptions. In addition, we will continue to monitor economic data that may influence how far the Federal Reserve Board may go in raising interest rates and its affect on the short-term municipal note market. We will look for opportunities to continue to diversify the Fund and replace maturing municipal notes as the market adjusts to higher yield levels. As always, we will also closely monitor credit quality while seeking an attractive tax-exempt yield for shareholders.

In Conclusion
We thank you for your support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/KEVIN A. SCHIATTA
Kevin A. Schiatta
Vice President and Portfolio Manager
May 6, 1997




CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                              (IN THOUSANDS)

                  Face                                                                                           Value
   State         Amount                                       Issue                                            (Note 1a)

Ohio -- 99.3%    $1,090  Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, 4.125% due 1/02/2003 (a)      $1,090
                    650  Arlington, Ohio, BAN, 4.25% due 7/09/1997                                                651
                  3,900  Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County
                         Medical Center Project), VRDN, 3.55% due 12/01/2007 (a)                                3,900
                  2,385  Ashtabula County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT, 3.65%
                         due 6/01/2005 (a)                                                                      2,385
                  1,670  Bluffton, Ohio, Exempted Village School District, BAN, 4.22% due  6/19/1997            1,672
                    395  Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 3.65% due 2/01/2002 (a)        395
                  1,035  Canfield, Ohio, Local School District, BAN, UT, 4.50% due 10/02/1997                   1,037
                  1,095  Canton, Ohio, IDR (Accu Plate Project), VRDN, AMT, 3.55% due 3/01/2017 (a)             1,095
                  3,355  Cincinnati and Hamilton Counties, Ohio, Port Authority, Economic Development
                         Revenue Bonds (Berthesda One Ltd.), 4.10% due 8/01/1997                                3,355
                    100  Cincinnati and Hamilton Counties, Ohio, Port Authority, IDR, Refunding
                         (Schottenstein Stores), VRDN, 3.50% due 9/01/1997 (a)                                    100
                         Cincinnati, Ohio, City School District:
                  7,000  BAN, 4.37% due 9/18/1997                                                               7,012
                  2,280  TAN, Series C, 5.41% due 7/10/1997                                                     2,291
                  5,200  Clermont County, Ohio, Hospital Facilities Revenue Refunding Bonds (Mercy
                         Health Systems), VRDN, Series A, 3.45% due 12/01/2021 (a)                              5,200
                  2,000  Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                         3.75% due 9/01/2005 (a)                                                                2,000
                  1,050  Crawford County, Ohio, BAN, UT, 4.35% due 5/16/1997                                    1,050
                    900  Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Benjamin Rose
                         Institute Project), VRDN, Series B, 3.50% due 12/01/2000 (a)                             900
                  2,000  Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds (Cleveland
                         University Hospital), VRDN, 3.80% due 1/01/2016 (a)                                    2,000
                         Cuyahoga County, Ohio, IDR, VRDN (a):
                    940  (Athens Pastries Inc. Project), AMT, 3.70% due 6/03/2009                                 940
                  5,275  (Cleveland E Excel Ltd.), AMT, 3.65% due 3/01/2019                                     5,275
                    650  (Erieview Metal Treating Project), AMT, 3.70% due 5/05/2010                              650
                  3,230  Refunding (Parma Care Center, Inc.), 3.70% due 12/01/2011                              3,230
                    945  Refunding (Pleasant Lake Association Project), 3.55% due 5/01/2011                       945
                  3,700  (Suburban Pavilion Inc. Project), AMT, 4.125% due 10/02/2006                           3,700
                         Eagle Tax Exempt Trust, Custodial Receipts, VRDN (a):
                  5,000  3.56% due 7/01/2015                                                                    5,000
                  5,000  3.56% due 7/01/2015                                                                    5,000
                  1,970  East Muskingum, Ohio, Water Authority Revenue Bonds, BAN, 4.50% due 6/27/1997          1,972
                         Erie County, Ohio, IDR, VRDN (a):
                    500  (Brighton Manor Company Project), AMT, 3.65% due 11/01/2016                              500
                  1,705  Refunding (Huron Health Care Center Project), 3.55% due 8/01/2007                      1,705
                  1,910  Euclid County, Ohio, BAN, 4.15% due 7/11/1997                                          1,911
                         Finneytown, Ohio, Local School District, BAN, UT:
                  1,370  4.22% due 7/17/1997                                                                    1,373
                  1,000  4.38% due 7/17/1997                                                                    1,002
                  9,750  Forest Hills, Ohio, Local School District, BAN, UT, 4.21% due 6/17/1997                9,764
                  3,500  Franklin County, Ohio, Health Systems Revenue Bonds (Franciscan Sisters - Saint
                         Anthony Medical Facility), VRDN, Series B, 3.65% due 7/01/2015 (a)                     3,500
                         Franklin County, Ohio, Hospital Revenue Bonds, VRDN (a):
                  5,000  (Children's Hospital Project), Series B, 3.65% due 12/01/2014                          5,000
                  1,000  (Lutheran Senior City Inc. Project), 3.45% due 5/01/2015                               1,000
                         Franklin County, Ohio, IDR :
                  1,395  (GSW Building Association Ltd.), 3.70% due 5/01/1997                                   1,395
                  2,500  Refunding (Heekin Can Inc. Project), VRDN, AMT, 3.75% due 5/01/2007 (a)                2,500
                  3,000  Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts Project),
                         VRDN, AMT, 3.70% due 12/01/2024 (a)                                                    3,000
                    821  Franklin, Ohio, BAN, 4.45% due 8/26/1997                                                 822
                  3,100  Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                         3.70% due 4/01/2007 (a)                                                                3,100
                  2,200  Geauga County, Ohio, IDR (Neff - Perkins Co. Project), VRDN, AMT, 3.65%
                         due 6/01/2005 (a)                                                                      2,200
                  3,125  Greene County, Ohio, GO, 4.50% due 9/11/1997                                           3,131
                  1,000  Greene County, Ohio, IDR (FC Ltd. AFC Stamping), VRDN, AMT, 3.70% due
                         9/01/2016 (a)                                                                          1,000
                  2,500  Greenville, Ohio, BAN, 4.50% due 7/09/1997                                             2,502
                    880  Hamilton County, Ohio, Economic Development Revenue Bonds (Cincinnati
                         Performing Arts), VRDN, 3.50% due 6/15/2005 (a)                                          880
                  1,725  Hancock County, Ohio, GO, Series A, 4.50% due 9/19/1997                                1,729
                  1,180  Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, AMT, 3.70% due
                         12/01/2014 (a)                                                                         1,180
                  2,000  Indian Lake, Ohio, Local School District, BAN, 4.14% due 4/09/1997                     2,000
                  5,287  Kent, Ohio, City School District, BAN, UT, 4% due 7/15/1997                            5,292
                  2,400  Knox County, Ohio, BAN, Series A, 4.10% due 8/27/1997                                  2,405
                  1,800  Lisbon, Ohio, Exempted Villlage School District, BAN, UT, 4.50% due 9/04/1997          1,803
                  5,500  Lorain County, Ohio, BAN, 4.40% due 9/19/1997                                          5,510
                  3,200  Lorain County, Ohio, IDR (DGR Investment Ltd./Trimline Die Corp.), VRDN, AMT,
                         3.80% due 12/01/2012 (a)                                                               3,200
                  5,000  Lorain County, Ohio, Independent Living Facilities Revenue Bonds (Elyria
                         United Methodist Project), VRDN, Series A, 3.50% due 6/01/2022 (a)                     5,000
                  3,000  Lucas County, Ohio, Economic Development Revenue Bonds (Hammill
                         Manufacturing Co. Project), VRDN, AMT, 3.60% due 5/01/2010 (a)                         3,000
                    225  Lucas County, Ohio, Hospital Revenue Bonds (Sunshine Children's Home
                         Project), VRDN, 3.60% due 12/01/2007 (a)                                                 225
                  4,995  Lucas County, Ohio, IDR (Reichert Stamping Co. Project), VRDN, 3.70%
                         due 7/15/2006 (a)                                                                      4,995
                  1,100  Madeira, Ohio, Local School District, BAN, UT, 4.22% due 7/17/1997                     1,102
                    955  Marion County, Ohio, Hospital Improvement Revenue Bonds (Pooled Lease
                         Program), VRDN, 3.55% due 5/01/2019 (a)                                                  955
                  1,935  Marion County, Ohio, IDR (Mid-Ohio Packaging Company Project), VRDN,
                         AMT, 3.70% due 11/01/2015 (a)                                                          1,935
                  2,970  Mentor, Ohio, IDR (Metcor Parnership/Tridelt), VRDN, AMT, 3.65% due
                         12/01/2008 (a)                                                                         2,970
                  2,470  Montgomery County, Ohio, IDR (Citywide Development Corp. Project), VRDN,
                         AMT, 3.65% due 12/01/2013 (a)                                                          2,470
                    605  Montgomery County, Ohio, IDR (Town Centers Ltd. Partnership Project), AMT,
                         3.80% due 5/15/1997                                                                      605
                  1,980  Moraine, Ohio, IDR, Refunding (Gray America Corporation Project), VRDN, AMT,
                         3.65% due 12/01/2001 (a)                                                               1,980
                    400  Mount Gilead, Ohio, BAN, 4% due 11/06/1997                                               400
                  2,000  Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 3.65% due 10/01/2003 (a)               2,000
                         Ohio, HFA, Mortgage Revenue Bonds, AMT (c):
                 10,000  Series A-1, 3.55% due 9/01/1997                                                       10,000
                 10,000  Series B-3, 4% due 8/13/1997                                                          10,000
                         Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
                  2,400  (Cincinnati Gas & Electric), VRDN, Series A, 3.80% due 9/01/2030 (a)                   2,400
                  1,400  (Cincinnati Gas & Electric), VRDN, Series B, 3.65% due 9/01/2030 (a)                   1,400
                  5,930  (Environmental Improvement - USX Project), 3.45% due 9/01/1997                         5,930
                         Ohio State Higher Educational Facilities, Commission Revenue Bonds,
                         VRDN (a):
                  2,790  (Mount Vernon), 3.60% due 9/01/2009                                                    2,790
                  4,800  (Facilities Pooled Financing), 3.30% due 12/01/2016                                    4,800
                  3,325  Ohio State, IDR, Refunding (General Motors Corp. Project), VRDN, 3.70% due
                         9/01/2001 (a)                                                                          3,325
                  2,600  Ohio State, PCR, Refunding (Sohio Air Project - BP Petroleum), VRDN, 3.60%
                         due 5/01/2022 (a)                                                                      2,600
                  2,110  Ohio State, PCR, Refunding (Sohio Water Project - BP Petroleum), VRDN, 3.60%
                         due 5/01/2022 (a)                                                                      2,110
                  9,000  Ohio State Water Development Authority, Environmental Improvement Revenue
                         Bonds (Mead Corp. Project), CP, AMT, 3.45% due 5/01/1997                               9,000
                         Ohio State Water Development Authority, Pollution Control Facilities Revenue
                         Bonds (Duquesne Light Co. Project), CP, AMT:
                  3,000  3.40% due 4/01/1997                                                                    3,000
                  5,000  3.50% due 5/09/1997                                                                    5,000
                  5,735  Ohio State Water Development Authority, Pollution Control Facilities Revenue
                         Refunding Bonds (Cleveland Electric Illuminating Co.), CP, Series A, 3.45% due
                         4/15/1997 (b)                                                                          5,735
                  6,745  Ohio State Water Development Authority Revenue Bonds, VRDN, Series A,
                         3.55% due 9/01/1998 (a)                                                                6,745
                  3,000  Ohio State Water Development Authority, Solid Waste Disposal Revenue
                         Bonds (American Steel & Wire Corp.), VRDN, 3.70% due 9/01/2025 (a)                     3,000
                    400  Paulding County, Ohio, IDR, Refunding (Countrymark Cooperative Inc. Project),
                         VRDN, 3.50% due 3/01/1999 (a)                                                            400
                  4,600  Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge Corp.
                         Project), VRDN, AMT, 3.70% due 8/01/2026 (a)                                           4,600
                         Portage County, Ohio, IDR, VRDN, AMT (a):
                  1,445  (John E. Susong Project), Series B, 3.70% due 5/02/2016                                1,445
                  1,825  (NCSP L.P. Project), 3.65% due 7/01/2014                                               1,825
                  2,695  (PM Property One, Ltd.), 3.65% due 11/01/2012                                          2,695
                  2,180  Refunding (John E. Susong Project), Series A, 3.70% due 5/02/2011                      2,180
                  1,350  Powell Village, Ohio, BAN, 4.10% due 7/09/1997                                         1,351
                  2,380  Richland County, Ohio, BAN, 4.375% due 6/05/1997                                       2,382
                  1,100  Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings,
                         Inc.), VRDN, 3.55% due 12/01/2010 (a)                                                  1,100
                  1,250  Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                         VRDN, 3.45% due 12/01/2020 (a)                                                         1,250
                  4,500  Sandusky County, Ohio, IDR (Magnesium Refining Technologies, Inc.), VRDN,
                         AMT, Series A, 3.70% due 9/01/2007 (a)                                                 4,500
                         Sandusky County, Ohio, IDR, VRDN, AMT (a):
                  1,300  (Brighton Manor Co. Project), 3.65% due 12/01/2016                                     1,300
                  2,200  (Crown Battery Manufacturing Co.), 3.55% due 8/06/2003                                 2,200
                    305  Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 3.70% due 11/01/2004 (a)                  305
                         Stark County, Ohio, IDR, VRDN, AMT (a):
                  2,695  (Superior Dairy Inc. Project), 3.65% due 5/01/2003                                     2,695
                  1,350  (Wilkof-Morris Project), 3.70% due 1/01/2010                                           1,350
                  2,160  Strongsville, Ohio, IDR (E&E Properties/Dupli System Project), VRDN, 3.70%
                         due 2/01/2010 (a)                                                                      2,160
                    600  Summit County, Ohio, Hospital Facilities Revenue Bonds (Cuyahoga Falls
                         General Hospital), VRDN, Series B, 3.50% due 7/01/1999 (a)                               600
                         Summit County, Ohio, IDR:
                  1,760  (Austin Printing Co. Inc. Project), VRDN, AMT, 3.70% due 8/01/2006 (a)                 1,760
                  2,480  (Delco Corp. Project), VRDN, AMT, 3.70% due 6/01/2016 (a)                              2,480
                    400  (Forest Manufacturing Project), VRDN, 3.65% due 11/01/2001 (a)                           400
                    840  (Hardcoating Project), VRDN, 3.70% due 7/01/2002 (a)                                     840
                    670  (Lucerne Production Project), VRDN, AMT, 3.65% due 6/01/2002 (a)                         670
                    905  (Ohio Camshaft Project), 3.80% due 4/01/1997                                             905
                  1,260  (Sigma Properties Project), VRDN, 3.70% due 6/01/2008 (a)                              1,260
                  1,100  (Steffen Bookbinders Project), VRDN, 3.70% due 11/01/2004 (a)                          1,100
                    550  (Struktol Project), VRDN, AMT, Series A, 3.65% due 6/01/2002 (a)                         550
                  1,040  (Texler Inc. Project), AMT, 3.80% due 5/01/1997                                        1,040
                  4,000  Toledo, Ohio, City Services Special Assessment Notes (Special Obligation),
                         4.50% due 6/02/1997                                                                    4,003
                  1,590  Troy, Ohio, Economic Development Revenue Bonds (L&CP Corp. Project), AMT,
                         3.70% due 6/01/1997                                                                    1,590
                  1,985  Trumbull County, Ohio, IDR (ATD Corp. Project), VRDN, AMT, 3.70% due
                         8/01/2010 (a)                                                                          1,985
                  2,500  Union County, Ohio, IDR (Union Aggregates Co. Project), VRDN, AMT, 3.75%
                         due 11/01/2006 (a)                                                                     2,500
                  1,250  Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 3.45% due
                         5/01/2016 (a)                                                                          1,250
                  1,575  Valley View, Ohio, IDR, Refunding and Improvement (Sweet Valley Dillion Project),
                         VRDN, AMT, 3.25% due 4/01/2011 (a)                                                     1,575
                    821  Wapakoneta, Ohio, Special Assessment, 4.70% due 9/16/1997                                823
                         Warren County, Ohio, IDR, VRDN, AMT (a):
                  3,700  (Johnson & Hardin Enterprises), Series A, 3.75% due 2/01/2010                          3,700
                  2,080  (Kardol Quality Products Project), 3.75% due 12/01/2014                                2,080
                  1,185  Warren County, Ohio, Special Assessment, BAN, 4.38% due 6/03/1997                      1,186
                  8,500  Westlake, Ohio, City School District, BAN, UT, 4.20% due 7/28/1997                     8,516
                  2,465  Willoughby, Ohio, IDR (Malish Brush & Specialty), VRDN, AMT, 3.65% due
                         6/01/2009 (a)                                                                          2,465
                  3,000  Wood County, Ohio, Economic Development Revenue Bonds (Great Lakes
                         Window Project), AMT, 4.50% due 6/01/1997                                              3,000
                         Wood County, Ohio, IDR, VRDN, AMT (a):
                  1,205  (B&B Box Co. Project), 3.70% due 3/01/2011                                             1,205
                  1,120  (Centaur Tool & Die Inc. Project), 3.70% due 8/01/2010                                 1,120
                  1,410  Woodster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 3.70% due
                         5/01/2010 (a)                                                                          1,410
                  3,525  Zanesville - Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                         Project), VRDN, AMT, 3.65% due 9/01/2004 (a)                                           3,525

                         Total Investments (Cost -- $324,997*) -- 99.3%                                       324,997
                         Other Assets Less Liabilities -- 0.7%                                                  2,176
                                                                                                          -----------
                         Net Assets -- 100.0%                                                                $327,173
                                                                                                          ===========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b) FGIC Insured.
(c) GNMA Collateralized.
*   Cost for Federal income tax purposes.

Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CP           Commercial Paper
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
TAN          Tax Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

See Notes to Financial Statements.





CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997

Assets:
Investments, at value (identified cost -- $324,997,003) (Note 1a)                                     $324,997,003
Cash                                                                                                       250,090
Interest receivable                                                                                      2,222,349
Prepaid registration fees and other assets (Note 1d)                                                        12,000
                                                                                                      ------------
Total assets                                                                                           327,481,442
                                                                                                      ------------
Liabilities:
Payables:
Investment adviser (Note 2)                                                            $140,225
Distributor (Note 2)                                                                     95,429
Beneficial interest redeemed                                                                 33
Dividends to shareholders (Note 1e)                                                           6            235,693
                                                                                   ------------
Accrued expenses and other liabilities                                                                      72,708
                                                                                                      ------------
Total liabilities                                                                                          308,401
                                                                                                      ------------
Net Assets                                                                                            $327,173,041
                                                                                                      ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                             $32,720,460
Paid-in capital in excess of par                                                                       294,484,136
Accumulated realized capital losses -- net (Note 4)                                                        (31,555)
                                                                                                      ------------
Net Assets -- Equivalent to $1.00 per share based on 327,204,596 shares of
beneficial interest outstanding                                                                       $327,173,041
                                                                                                      ============

See Notes to Finanical Statements.





CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                               $11,053,201
Expenses:
Investment advisory fees (Note 2)                                                    $1,508,892
Distribution fees (Note 2)                                                              372,783
Transfer agent fees (Note 2)                                                             56,924
Professional fees                                                                        56,297
Accounting services (Note 2)                                                             52,081
Registration fees (Note 1d)                                                              42,778
Custodian fees                                                                           28,467
Printing and shareholder reports                                                         18,556
Pricing fees                                                                             12,522
Trustees' fees and expenses                                                               2,719
Amortization of organization expenses (Note 1d)                                             598
Other                                                                                     4,058
                                                                                   ------------
Total expenses                                                                                           2,156,675
                                                                                                      ------------
Investment income -- net                                                                                 8,896,526
                                                                                                      ------------
Net Increase in Net Assets Resulting from Operations                                                    $8,896,526
                                                                                                      ============

See Notes to Finanical Statements.





CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the Year Ended
                                                                                            March 31,
                                                                                       1997               1996
Increase (Decrease) in Net Assets:

Operations:
Investment income -- net                                                             $8,896,526         $8,285,646
                                                                                  -------------      -------------
Net increase in net assets resulting from operations                                  8,896,526          8,285,646
                                                                                  -------------      -------------
Dividends to Shareholders (Note 1e):
Investment income -- net                                                             (8,896,526)        (8,285,646)
                                                                                  -------------      -------------
Net decrease in net assets resulting from dividends to shareholders                  (8,896,526)        (8,285,646)
                                                                                  -------------      -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                  1,162,499,097      1,007,207,668
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                8,896,416          8,285,698
                                                                                  -------------      -------------
                                                                                  1,171,395,513      1,015,493,366
Cost of shares redeemed                                                          (1,126,409,501)      (970,961,402)
                                                                                  -------------      -------------
Net increase in net assets derived from beneficial interest transactions             44,986,012         44,531,964
                                                                                  -------------      -------------
Net Assets:
Total increase in net assets                                                         44,986,012         44,531,964
Beginning of year                                                                   282,187,029        237,655,065
                                                                                  -------------      -------------
End of year                                                                        $327,173,041       $282,187,029
                                                                                  =============      =============

See Notes to Finanical Statements.





CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended March 31,
                                                                    1997          1996          1995          1994          1993
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of year                                $1.00         $1.00         $1.00         $1.00         $1.00
                                                               --------      --------      --------      --------      --------
Investment income -- net                                            .03           .03           .03           .02           .02
                                                               --------      --------      --------      --------      --------
Total from investment operations                                    .03           .03           .03           .02           .02
                                                               --------      --------      --------      --------      --------
Less dividends from investment income -- net                       (.03)         (.03)         (.03)         (.02)         (.02)
                                                               --------      --------      --------      --------      --------
Net asset value, end of year                                      $1.00         $1.00         $1.00         $1.00         $1.00
                                                               ========      ========      ========      ========      ========

Total Investment Return                                            2.99%         3.27%         2.65%         1.88%         2.27%
                                                               ========      ========      ========      ========      ========

Ratios to Average Net Assets:
Expenses                                                            .71%          .73%          .74%          .72%          .74%
                                                               ========      ========      ========      ========      ========

Investment income -- net                                           2.94%         3.21%         2.64%         1.86%         2.24%
                                                               ========      ========      ========      ========      ========

Supplemental Data:
Net assets, end of year (in thousands)                         $327,173      $282,187      $237,655      $213,655      $187,344
                                                               ========      ========      ========      ========      ========
See Notes to Financial Statements.




CMA New Jersey Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $32,000, of which $23,000 expires in 2000, $5,000 expires in 2001 and $4,000 expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



CMA Ohio Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 7, 1997


Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.